UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 27, 2008
ADVENTRX Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32157	84-1318182
(State or Other Jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
Incorporation)
6725 Mesa Ridge Road, Suite 100
San Diego, CA 92121
(Address of Principal Executive Offices and Zip Code)
N/A
(Former name or former address if changed since last report)
Registrant’s telephone number, including area code: (858) 552-0866

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
Brian M. Culley, Chief Business Officer of ADVENTRX Pharmaceuticals, Inc. (“ADVENTRX”), and other ADVENTRX executives will present the information reflected in the slides attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) commencing October 27, 2008 at various investor and analyst conferences and meetings.
The information in this Report, including the slides attached hereto as Exhibit 99.1, is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Report.
By filing this Report and furnishing this information and the information included in the slides attached hereto, ADVENTRX makes no admission as to the materiality of any information in this Report or such slides. The information contained in the slides is summary information that is intended to be considered in the context of the discussion in which such information is presented and/or ADVENTRX’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements that ADVENTRX makes, by press release or otherwise, from time to time, as applicable. ADVENTRX does not intend and undertakes no duty or obligation to publicly update or revise the information contained in this Report or the attached slides, although it may do so from time to time as its management believes is appropriate. Any such updating or revision may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.
ADVENTRX cautions you that statements information included in this Report and the slides attached hereto as Exhibit 99.1 that are not a description of historical facts are forward-looking statements that involve risks and assumptions that, if they materialize or do not prove to be accurate, could cause ADVENTRX’s results to differ materially from historical results or those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: the risk that ADVENTRX will be unable to raise sufficient capital to fund the projects necessary to meet its goals; the risk that preclinical results are not indicative of the success of subsequent clinical trials and the results of pending clinical trials; the risk the FDA determines ADVENTRX’s product candidates are not bioequivalent to the applicable reference product; difficulties or delays in developing, manufacturing, obtaining regulatory approval for and marketing ADVENTRX’s product candidates; the potential for regulatory authorities to require additional preclinical work or other clinical requirements to support regulatory filings; the scope and validity of patent protection for ADVENTRX’s product candidates; patent and non-patent exclusivity covering Navelbine® and Taxotere®; and other risks and uncertainties more fully described in ADVENTRX’s press releases and periodic filings with the Securities and Exchange Commission. ADVENTRX’s public filings with the Securities and Exchange Commission are available at http://www.sec.gov.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date when made. ADVENTRX does not intend to update any forward-looking statement included in this Report or the slides attached hereto as Exhibit 99.1 to reflect events or circumstances arising after the date on which it was made. This caution is made under the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
       The list of exhibits called for by this Item is incorporated by reference to the Exhibit Index filed with this Report.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADVENTRX Pharmaceuticals, Inc.
Dated: October 27, 2008	By:	/s/ Patrick Keran
		Name:	Patrick Keran
		Title:	Vice President, Legal

EXHIBIT INDEX

99.1	Presentation Slides